John Hancock Funds II
Supplement dated September 7, 2012
to the Statement of Additional Information dated November 30, 2011
The following subsection entitled “Interfund Lending” is added to the “ADDITIONAL INVESTMENT POLICIES” section of the Statement of Additional Information effective immediately:
Interfund Lending

Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money from, other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restrictions on borrowing and lending applicable to the Fund.

A fund that is authorized to borrow through the program will do so only when the costs are equal to or lower than the cost of bank loans, and a fund that is authorized to lend through the program will do so only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund that is authorized to borrow through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.